Exhibit 99.1

Shell Midstream Partners, L.P. Closes on Previously Announced Transactions and Announces Updated Guidance

HOUSTON, April 2, 2020 – Shell Midstream Partners, L.P. (NYSE: SHLX) (the “Partnership” or “SHLX”) today announced that on April 1, 2020 it closed the transactions contemplated by the previously announced Restructuring Agreement with its general partner to eliminate all incentive distribution rights (“IDRs”) and general partner (“GP”) economic interests in SHLX. SHLX has also closed the transactions contemplated by the previously announced Purchase and Sale Agreement with affiliates of its sponsor, Royal Dutch Shell plc (“Shell”), under which it acquired (i) Shell’s 79% interest in Mattox Pipeline Company LLC, which owns the Mattox Pipeline, and (ii) certain logistics assets at the Shell Norco Manufacturing Complex. As consideration for the assets and the elimination of IDRs and the GP economic interests, the sponsor received 160 million newly issued SHLX common units, plus $1.2 billion of Series A perpetual convertible preferred units at a price of $23.63 per unit.

Further, in response to the current extraordinary and volatile market conditions resulting in lower demand across our assets, the Partnership is providing the following updates related to the 2020 guidance it previously provided in its press release dated February 28, 2020 (the “prior press release”):

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The Partnership currently intends to maintain its existing distribution policy of $0.46 per common unit per quarter for 2020 and plans to access its credit facilities if needed to make up for any operational cash shortfalls.

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With the unprecedented impacts of the global COVID-19 pandemic and resulting lack of clarity on crude and finished products supply and demand, the Partnership is withdrawing the guidance that was provided in the prior press release regarding its estimated coverage ratio for 2020. SHLX continues to monitor the volatile business environment and will provide further updates on its 1Q 2020 conference call with analysts and investors, the planned details of which can be found below.

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The Partnership’s available liquidity as of March 31, 2020 is estimated to be approximately $1.2 billion, and SHLX does not expect to have any near-term need to access the capital markets for debt or equity. Additionally, SHLX has no scheduled near-term maturities of its senior notes or credit facilities, with the earliest scheduled maturity in 2022.

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SHLX expects to announce its earnings for the first quarter of 2020 on Thursday, May 7, 2020, before the New York Stock Exchange opens for trading. Following the announcement, the Partnership intends to host a conference call at 10:00 a.m. CDT with analysts and investors. Interested parties may listen to the conference call on the Partnership’s website at www.shellmidstreampartners.com by clicking on the link titled “2020 First Quarter Financial Results” in the “Events & Conferences” section of the website. A replay of the webcast will be posted on the Partnership’s website following the event.

SHLX remains focused on the health and safety of its people, customers, vendors, partners and the broader community as the Partnership’s top priority during the global COVID-19 pandemic. The Partnership has implemented pandemic response and business continuity plans to prevent illness and provide reliable and safe operations, while maintaining regular communication with customers.

ABOUT SHELL MIDSTREAM PARTNERS, L.P.

Shell Midstream Partners, L.P., headquartered in Houston, Texas, owns, operates, develops and acquires pipelines and other midstream and logistics assets. The Partnership’s assets include interests in entities that own crude oil and refined products pipelines and terminals that serve as key infrastructure to (i) transport onshore and offshore crude oil production to Gulf Coast and Midwest refining markets, (ii) deliver refined products from those markets to major demand centers and (iii) storage tanks, docks, truck and rail racks and other infrastructure used to stage and transport intermediate and finished products. The Partnership’s assets also include interests in entities that own natural gas and refinery gas pipelines that transport offshore natural gas to market hubs and deliver refinery gas from refineries and plants to chemical sites along the Gulf Coast.

For more information on Shell Midstream Partners, L.P. and the assets owned by the Partnership, please visit www.shellmidstreampartners.com.

FORWARD LOOKING STATEMENTS

This press release includes various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning management’s expectations, beliefs, estimates, forecasts, projections and assumptions.

You can identify our forward-looking statements by words such as “anticipate”, “believe”, “estimate”, “budget”, “continue”, “potential”, “guidance”, “effort”, “expect”, “forecast”, “goals”, “objectives”, “outlook”, “intend”, “plan”, “predict”, “project”, “seek”, “target”, “begin”, “could”, “may”, “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future growth, future actions, the continued effects of the global COVID-19 pandemic on demand, the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, future drop downs, volumes, capital requirements, conditions or events, future operating results or the ability to generate sales, the potential exposure of the Partnership to market risks, and statements relating to the expected amount of distributions, coverage ratios and expectations regarding not accessing the capital markets for debt or equity in the near-term are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Forward-looking statements speak only as of the date of this press release, April 2, 2020, and we disclaim any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. Many of the factors that will determine these results are beyond our ability to control or predict. More information on these risks and other potential factors that could affect the Partnership’s financial results is included in the Partnership’s filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Partnership’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. If any of those risks occur, it could cause our actual results to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

SHELL and the SHELL Pecten are registered trademarks of Shell Trademark Management, B.V. used under license.

April 2, 2020

Inquiries:

Shell Media Relations

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Shell Investor Relations

North America: +1 832 337 2034